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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                   FORM 8-K
                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 8, 2002


                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    001-12131              13-3873272
(State or other jurisdiction        (Commission           (IRS Employer
    of incorporation)               File Number)       Identification No.)

       8100 AMF Drive, Richmond, Virginia                      23111
    (Address of principal executive offices)                (Zip Code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

     On March 8, 2002, AMF Bowling Worldwide, Inc. issued a Press Release announcing that it has emerged from Chapter 11 under the United States Bankruptcy Code. A copy of the Press Release is filed herewith as Exhibit 99.1.

     In connection with its emergence and pursuant to the previously approved Second Amended Second Modified Plan of Reorganization, among other things, AMF Bowling Worldwide, Inc. filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware; adopted Amended and Restated Bylaws; entered into a new Senior Secured Credit Agreement providing for a term loan of $290,000,000 and a revolving credit facility of $60,000,000 secured by substantially all of its domestic assets and guaranteed by its subsidiaries; issued $150,000,000 of 13.00% Senior Subordinated Notes due 2008 pursuant to an Indenture with Wilmington Trust Company, as Trustee, guaranteed by its domestic subsidiaries; entered into a Registration Rights Agreement with certain holders of common stock; entered into a Series A Warrant Agreement and a Series B Warrant Agreement with Mellon Investor Services LLC, as Warrant Agent, providing for the issuance of warrants to purchase an aggregate of up to 3,488,844 shares of common stock; and adopted a 2002 Stock Option Plan providing for the issuance of options to purchase up to 1,839,388 shares of common stock to certain directors, officers, advisors, employees and independent consultants. Copies of these documents are filed herewith as exhibits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit   Description
-------   -----------

 3.1 Amended and Restated Certificate of Incorporation of AMF Bowling Worldwide, Inc.

 3.2      Amended and Restated Bylaws of AMF Bowling Worldwide, Inc.

 4.1 Indenture dated as of March 8, 2002 by and among AMF Bowling Worldwide, Inc., certain subsidiaries of AMF Bowling Worldwide, Inc., as Guarantors, and Wilmington Trust Company, as Trustee, with respect to 13.00% Senior Subordinated Notes due 2008.

 4.2      Form of Senior Subordinated Note (attached as exhibit to Exhibit 4.1).

 4.3 Registration Rights Agreement dated as of March 8, 2002 by and among AMF Bowling Worldwide, Inc. and certain holders of common stock.

 4.4 Series A Warrant Agreement dated as of March 8, 2002 between AMF Bowling Worldwide, Inc. and Mellon Investor Services LLC, as Warrant Agent.

 4.5 Series B Warrant Agreement dated as of March 8, 2002 between AMF Bowling Worldwide, Inc. and Mellon Investor Services LLC, as Warrant Agent.

 4.6      Second Amended Second Modified Plan of Reorganization dated January
          31, 2002.

10.1 Senior Secured Credit Agreement dated as of February 28, 2002 among AMF Bowling Worldwide, Inc., certain of its subsidiaries as borrowers, the financial institutions listed on the signature pages thereto, and Bankers Trust Company, as Documentation Agent, Syndication Agent and Administrative Agent (without exhibits).

10.2      2002 Stock Option Plan.

99.1      Press Release dated March 8, 2002.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      March 8, 2002                   AMF BOWLING WORLDWIDE, INC.

                                    By:    /s/ Christopher F. Caesar
                                           -------------------------
                                           Christopher F. Caesar
                                           Senior Vice President, Treasurer and
                                           Chief Financial Officer